UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

April 5, 2018

Algodon Wines & Luxury Development Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-55209	52-2158952
State of	Commission File	IRS Employer
Incorporation	Number	Identification No.

135 Fifth Ave., 10th Floor

New York, NY 10010

Address of principal executive offices

212-739-7650

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On April 5, 2018, Algodon Wines and Luxury Development Group, Inc. (the “Company”) sent a letter from its chief executive officer and president, Scott Mathis, to its stockholders and business associates. The letter is set forth in Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Stockholder letter issued by Algodon Wines and Luxury Development Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 10th day of April 2018.

Algodon Wines & Luxury Development Group, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO